BUFFALO FUNDS

BUFFALO BLUE CHIP GROWTH FUND Investor Class: (BUFEX) Institutional Class: (BUIEX)	BUFFALO HIGH YIELD FUND Investor Class: (BUFHX) Institutional Class: (BUIHX)
BUFFALO EARLY STAGE GROWTH FUND Investor Class: (BUFOX) Institutional Class: (BUIOX)	BUFFALO INTERNATIONAL FUND Investor Class: (BUFIX) Institutional Class: (BUIIX)
BUFFALO FLEXIBLE ALLOCATION FUND Investor Class: (BUFBX) Institutional Class: (BUIBX)	BUFFALO MID CAP DISCOVERY FUND Investor Class: (BUFTX) Institutional Class: (BUITX)
BUFFALO GROWTH FUND Investor Class: (BUFGX) Institutional Class: (BIIGX)	BUFFALO MID CAP GROWTH FUND Investor Class: (BUFMX) Institutional Class: (BUIMX)
BUFFALO GROWTH & INCOME FUND Investor Class: (BUFDX) Institutional Class: (BUIDX)	BUFFALO SMALL CAP GROWTH FUND Investor Class: (BUFSX) Institutional Class: (BUISX)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2024
as supplemented February 26, 2025

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus dated July 29, 2024, as supplemented. Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information. To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS

INTRODUCTION

This Statement of Additional Information (“SAI”) provides additional information concerning the organization, operation and management of the Buffalo Blue Chip Growth Fund (the “Blue Chip Growth Fund”), Buffalo Early Stage Growth Fund (the “Early Stage Growth Fund”), Buffalo Flexible Allocation Fund (the “Flexible Allocation Fund”), Buffalo Growth Fund (the “Growth Fund”), Buffalo Growth & Income Fund (the “Growth & Income Fund”), Buffalo High Yield Fund (the “High Yield Fund”), Buffalo International Fund (the “International Fund”), Buffalo Mid Cap Discovery Fund (the “Mid Cap Discovery Fund”), Buffalo Mid Cap Growth Fund (the “Mid Cap Growth Fund”), and Buffalo Small Cap Growth Fund (the “Small Cap Growth Fund”), (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).

Prior to October 16, 2020, the Early Stage Growth Fund’s name was “Buffalo Emerging Opportunities Fund.” Prior to July 29, 2024, the Blue Chip Growth Fund’s name was “Buffalo Large Cap Fund,” the Flexible Allocation Fund’s name was “Buffalo Flexible Income Fund,” the Growth & Income Fund’s name was “Buffalo Dividend Focus Fund,” the Mid Cap Discovery Fund’s name was “Buffalo Discovery Fund,” the Mid Cap Growth Fund’s name was “Buffalo Mid Cap Fund,” and the Small Cap Growth Fund’s name was “Buffalo Small Cap Fund.”

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Diversified Funds

Each of the Early Stage Growth Fund, Flexible Allocation Fund, Growth & Income Fund, High Yield Fund, International Fund, Mid Cap Discovery Fund, Mid Cap Growth Fund and Small Cap Growth Fund is classified as “diversified” under the 1940 Act. Under Section 5(b)(1) of the 1940 Act, “diversified” means that at least 75% of the value of a fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer, and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations. A fund may not change its classification from “diversified” to “non-diversified” without shareholder approval.

Non-Diversified Funds

Each of the Blue Chip Growth Fund and Growth Fund is classified as “non-diversified” under the 1940 Act. Under Section 5(b)(2) of the 1940 Act, a non-diversified fund is any fund that does not meet the requirements of a diversified fund. Further, the 1940 Act permits a non-diversified fund to operate as a diversified fund (for periods less than three consecutive years), but a diversified fund cannot operate as non-diversified unless first approved by the fund’s shareholders. Under applicable regulations and SEC guidance, if a non-diversified fund operates for more than three consecutive years as diversified, it is considered diversified for 1940 Act diversification purposes. If such fund wanted to change its classification back to non-diversified, the change would need to be presented to the fund’s board and then shareholders for approval.

Qualification as Regulated Investment Companies

The Funds have elected, and intend to qualify, to be treated as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As RICs, the Funds are generally not subject to federal income taxes on amounts distributed to shareholders provided that the Funds comply with all applicable Code requirements regarding the sources of their income, the timing, amount, and character of their distributions, and the diversification of their assets. To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar, or related trades or businesses, or of certain qualified publicly traded partnerships.

Investment Adviser

Kornitzer Capital Management, Inc. (“KCM” or the “Adviser”) serves as each Fund’s manager and investment adviser. KCM oversees the investment program and management of each Fund’s investments and makes the Funds’ day-to-day investment decisions.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on February 14, 2001. Each Fund is one series, or mutual fund, formed by the Trust.

With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Funds, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Funds’ share classes. The Funds offer two classes of shares: Investor Class and Institutional Class.

An unlimited number of shares of beneficial interest in the Trust were authorized for each series of the Trust. All shares of each of the Funds have the same rights and privileges as other shares of the same Fund. Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares, when issued, are fully paid and non‑assessable. The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes. Shareholders do not have pre-emptive or conversion rights. The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting. Shares of the Buffalo Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Buffalo Funds voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings. The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

INFORMATION ABOUT THE BUFFALO FUNDS’ INVESTMENTS

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment. If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%. Likewise, in the event that a Fund’s holdings in illiquid securities exceed its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

Investment Objectives

Blue Chip Growth Fund, Early Stage Growth Fund, Growth Fund, International Fund, Mid Cap Discovery Fund, Mid Cap Growth Fund, and Small Cap Growth Fund - the investment objective of each Fund is long-term growth of capital.

Flexible Allocation Fund - the investment objective of the Flexible Allocation Fund is the generation of high current income and, as a secondary objective, long-term growth of capital.

Growth & Income Fund and High Yield Fund - the investment objective of each Fund is current income, with long-term growth of capital as a secondary objective.

Changes to investment objectives, strategies or policies. Unless otherwise stated, a Fund’s investment objectives, strategies or policies may be changed only by the Board of Trustees, without shareholder approval. However, a Fund will not change its investment objective without providing 60 days’ advance written notice of the change to shareholders. The Blue Chip Growth, Early Stage Growth, Growth, Growth & Income, High Yield, Mid Cap Discovery, Mid Cap Growth and Small Cap Growth Funds will not change their investment policies of investing at least 80% of the Fund’s net assets in investments suggested by such Fund’s name without first providing shareholders with at least 60 days’ prior written notice.

NON-PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Cash Management. Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Adviser looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to market, economic or political conditions by investing up to 100% of its assets in these types of investments. During such times, the Fund taking the defensive position may not be able to pursue its primary investment objective and, instead, may focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

(1)    certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
(2)commercial paper will be limited to companies rated P-1 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or A-1 or higher by S&P Global Ratings (“S&P”), or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;
(3)the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P;
(4)the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(5)the Funds will invest in U.S. Government obligations, which include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.

Repurchase Agreements. Each of the Buffalo Funds may invest in repurchase agreements in accordance with regulatory requirements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The counter-party (usually a bank or broker-dealer) must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Adviser acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

Illiquid Securities. The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets. The Funds consider a security to be illiquid if the Funds reasonably expect that a security cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the security. In the event that a Fund’s holdings in illiquid securities exceed 15% of its net assets due to market factors, the Fund will make such adjustments necessary to reduce its holdings in illiquid securities to comply with the 15% limitation. Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). These securities are sometimes referred to as private placements. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper pursuant to the Funds’ liquidity risk management program.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Derivatives. The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade. Each Fund, to the extent it invests in derivatives, qualifies as a limited derivatives user as defined by Rule 18f-4 under the 1940 Act as of the date of this SAI. Rule 18f-4 requires the Fund to comply with a 10% notional exposure-based limit on derivatives transactions and to adopt written policies and procedures reasonably designed to manage the Fund’s derivatives risks. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Covered Call Options. As a non-principal investment strategy, each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

A Fund’s derivatives exposure including the selling of covered call options may not exceed 10% of net assets. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss. If the purchaser of a covered call option written by the Fund exercises such option and the Fund realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held by the Fund. Writing of covered call options may be subject to the straddle rules of the Code, which could result in a deferral of some losses for federal income tax purposes.

Temporary Defensive Position. The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic or political conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

Commercial Paper. Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory. Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies. Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”). A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

With certain exceptions or exemptions, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (including ETFs), registered investment companies (like the Funds) may be permitted to invest in investment companies beyond the limitations of Section 12(d)(1) pursuant to the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. Rule 12d1-4 under the 1940 Act allows a Fund to invest in other registered funds, including ETFs, in excess of the limits set forth in Section 12(d)(1), if the Fund satisfies certain conditions specified in the Rule. Among other conditions, a Fund and its advisory group may not control (individually or in the aggregate) an acquired fund (namely, hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

A Fund’s investment in other investment companies may consist of shares of ETFs. ETFs are securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation.

U.S. Treasury Securities Risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Although U.S. Treasury securities carry relatively little risk with respect to the payment of interest and principal if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and/or credit ratings, and are affected by domestic and global economic conditions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

Each Fund will not:

(1)(for all Funds except the Blue Chip Growth and Growth Funds) as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);
(2)engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments), provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;
(3)underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);
(4)make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement(a),(b),(c),(d);
(5)borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow from a bank in amounts not exceeding one-third of its total assets (including the amount borrowed) and up to 5% of its total assets for temporary purposes;
(6)make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof)(e) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or
(7)purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities), except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments, such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

(a)The 33 1/3% limit refers to the restrictions on borrowing and issuing senior securities under the 1940 Act. Although the Fund is permitted to make loans, loans are also subject to the limit of 33 1/3% of the Fund’s total assets.
(b)Pledging of Assets: A pledged asset is an asset that is transferred to a lender for the purpose of securing debt. The lender of the debt maintains possession of the pledged asset, but does not have ownership unless default occurs. Under the regulatory restrictions of the 1940 Act, a Fund may pledge assets only if it conforms with requirements that no more than 33 1/3% of the Fund’s net assets are encumbered, either through a pledge of assets as collateral or other forms of encumbrance. In addition, the 1940 Act imposes other restrictions regarding, among other things, the manner in which assets may be pledged. The Buffalo Funds currently do not engage in the pledging of assets.
(c)Securities Lending: The 1940 Act generally permits a Fund to lend portfolio securities, provided that the Fund has adopted a fundamental investment policy permitting the making of loans to other persons. The Buffalo Funds each have a Fundamental Investment Restriction which permits lending pursuant to the regulatory requirements. In addition, the SEC staff has developed guidelines regulating the securities lending activities of funds, which guidelines are set out primarily in a series of SEC staff no-action letters. The guidelines developed by the SEC staff relating to securities lending activities are summarized below:
•Collateral. With respect to each loan, the Fund must receive eligible collateral equal to at least 100% of the market value of the securities loaned. Collateral must be marked daily to account for any increases in the market value of the securities loaned and/or decreases in the market value of the collateral.
•Termination. The Fund must have the right to terminate the loan at any time and recall the securities within the normal and customary settlement time for the loaned securities.
•Returns. The Fund must receive a reasonable return on the loan.
•Fees. With the approval of the Board of Trustees, a Fund may pay reasonable fees to entities engaged in securities lending activities on behalf of the Fund.
•Voting Rights. A Fund must be able to exercise voting rights with respect to material matters for issuers of securities loaned.
•Loan Limit. A Fund may not loan securities with a value in excess of one-third of its total asset value.
(d)Repurchase Agreements: Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. All of the Buffalo Funds are authorized to use repurchase agreements as a non-principal investment strategy, and subject to market conditions, currently intend to invest no more than 10% of net assets in repurchase agreements.
(e)SEC position on Industry Concentration: The 1940 Act requires a Fund to disclose a policy or intention to concentrate in any industry or group of industries. The SEC Staff has taken the position that an investment of 25% or more of a Fund’s total assets in a particular industry is considered “concentration” in that industry. (See, e.g., Guide 19 of Form N-1A.) The Staff position also applies to the holding of debt securities. For purposes of this Fundamental Investment Restriction, the limitation on concentrating in “any one industry” also applies to any “group of industries”. Each Fund may be concentrated in a sector but will not be concentrated in any industry or group of industries.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds. The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)Each Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies. The Funds currently operate in accordance with the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act. The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies, as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

(2)Each Fund will not invest more than 15% of its net assets in illiquid securities. The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

(3)Each Fund will not invest in any issuer for purposes of exercising control of management.

(4)Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)The Blue Chip Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “blue chip growth companies” (as defined in the Fund’s Prospectus).

(6)The Early Stage Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “early stage growth companies” (as defined in the Fund’s Prospectus).

(7)The Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “growth companies” (as defined in the Fund’s Prospectus).

(8)The Growth & Income Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a mix of growth equity securities and income producing securities, with no minimum or maximum investment requirements specified for either category (and as further defined in the Fund’s Prospectus).

(9)The High Yield Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”

(10)The Mid Cap Discovery Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap discovery companies” (as defined in the Fund’s Prospectus).

(11)The Mid Cap Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap growth companies” (as defined in the Fund’s Prospectus).

(12)The Small Cap Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “small-cap growth companies” (as defined in the Fund’s Prospectus).

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2024 and 2023 were as follows:

	Portfolio Turnover
Name of Fund	2024	2023
Blue Chip Growth Fund	36%	46%
Early Stage Growth Fund	20%	10%
Flexible Allocation Fund	1%	1%
Growth Fund	9%	11%
Growth & Income Fund	4%	2%
High Yield Fund	26%	30%
International Fund	1%	8%
Mid Cap Discovery Fund	42%	26%
Mid Cap Growth Fund	17%	23%
Small Cap Growth Fund	26%	44%

FUND SECURITIES TRANSACTIONS

The Funds’ Adviser makes the decisions about buying and selling securities for the Buffalo Funds. It selects brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities. In instances where securities are purchased on a commission basis, the Funds’ Adviser seeks best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.

The aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years were as follows:

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$26,187	$25,254	$48,025
Early Stage Growth Fund	$75,971	$83,165(1)	$209,993
Flexible Allocation Fund	$58,776	$55,213	$42,592
Growth Fund	$17,427	$40,639	$36,529

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Growth & Income Fund	$14,268	$18,330	$10,059
High Yield Fund	$1,456	$5,262	$3,090
International Fund	$423,088(2)	$136,815	$189,328
Mid Cap Discovery Fund	$490,675(3)	$600,091	$947,554
Mid Cap Growth Fund	$29,125	$66,140	$54,795
Small Cap Growth Fund	$752,974(4)	$1,115,708(1)	$1,516,284
(1)The decrease in the Early Stage Growth and Small Cap Growth Funds’ brokerage commissions from 2022 to 2023 is attributable to a decrease in portfolio turnover.
(2)The increase in the International Fund’s brokerage commissions from 2023 to 2024 is attributable to an increase in portfolio transactions due to cash flow activity.
(3)The decrease in the Mid Cap Discovery Fund’s brokerage commission from 2023 to 2024 is attributable to a decrease in portfolio transactions due to cash flow activity.
(4)The decrease in the Small Cap Growth Fund’s brokerage commissions from 2023 to 2024 is attributable to a decrease in portfolio turnover.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the Adviser’s interpretation of the market or economic environment, etc.

The Adviser believes it is in the Funds’ best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research services provided to the respective Fund. The Adviser, on behalf of the Funds, may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges. When buying securities in the over-the-counter market, the Adviser will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Adviser will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services. However, the Adviser reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders. The nature of research services the Funds may receive includes (1) advice furnished, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities and/or (2) analyses and reports furnished concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities. Allocation is reviewed regularly by both the Board of Trustees and the Adviser.

Although the Funds may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

In determining the reasonableness of compensation paid to broker-dealers for executing transactions, the

Adviser maintains policies and procedures for review of order execution on a systematic basis to assure correct placement of the order, the best price and qualitative execution, and other factors to protect shareholder interests. The Adviser systematically reviews orders and compares the actual execution to various measures to test that the Adviser has received the best qualitative execution at the fairest value.

Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the respective Buffalo Funds. Likewise, the Funds may benefit from research services obtained by the Adviser from the placement of their other clients’ portfolio brokerage.

When the Adviser, in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Adviser’s other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Adviser’s other clients participating in such a transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year. During the fiscal year ended March 31, 2024, the Funds did not acquire any such securities.

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table below indicates the total amount of brokerage commissions paid by each Fund for transactions directed to a broker because of research services provided during the fiscal year ended March 31, 2024.

	Fiscal Year Ended March 31, 2024
Fund Name	Commissions	Transactions
Blue Chip Growth Fund	$26,187	$75,126,710
Early Stage Growth Fund	75,971	40,231,516
Flexible Allocation Fund	58,776	55,616,737
Growth Fund	17,427	43,027,981
Growth & Income Fund	14,268	11,167,402
High Yield Fund	1,456	896,332
International Fund	423,088	348,895,470
Mid Cap Discovery Fund	490,675	879,608,265
Mid Cap Growth Fund	29,125	61,187,157
Small Cap Growth Fund	752,974	490,908,232

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Adviser may pay compensation, out of its own resources and without additional cost to the Funds or their shareholders, to brokers and other financial intermediaries for services provided to clients who hold Fund shares. The types of services provided by brokers and other financial intermediaries may include (without limitation) shareholder servicing support (i.e., administrative, sub-accounting and other shareholder services) and marketing support. This practice is referred to as “revenue sharing.”

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based upon the number of underlying accounts.

Revenue sharing arrangements are not financed by the Funds, and thus do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus. Such payments and compensation, if made, would be in addition to the shareholder servicing and other administrative fees payable out of Fund assets to firms that provide services to shareholders of the Institutional Class and Investor Class shares, as applicable.

Revenue sharing payments may provide an additional incentive for brokers and other financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Investor Class shares of the Funds, which authorizes the Funds to pay Investor Class shareholder support services from a Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of a Fund’s average daily net assets attributable to Investor Class shares. The Funds are responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Funds, perform shareholder servicing functions and maintain shareholder accounts on behalf of Investor Class shareholders.

The table below shows the amount of shareholder servicing fees paid during the past three fiscal years.

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$28,529	$41,846	$60,436
Early Stage Growth Fund	$46,365	$82,008	$127,519
Flexible Allocation Fund	$430,561	$467,745	$433,814
Growth Fund	$78,798	$117,668	$173,289
Growth & Income Fund	$57,253	$43,164	$46,320
High Yield Fund	$112,100	$75,056	$81,890
International Fund	$455,221	$337,130	$429,851
Mid Cap Discovery Fund	$942,322	$1,222,555	$2,022,322
Mid Cap Growth Fund	$74,714	$113,726	$160,971
Small Cap Growth Fund	$501,365	$709,582	$1,257,921

PURCHASING AND SELLING SHARES

PURCHASES

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Fund without these fees. Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. Annual statements are available from the Funds’ “Transfer Agent” at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders. Further, the Funds reserve the right to reject any purchase order for any reason or no reason at all.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled. A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser. The purchaser may also be prohibited from, or restricted in, placing further orders. If an order is cancelled or rejected for any reason, the investor will be notified within one to two business days.

SALES (REDEMPTIONS)

The Funds will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly.

The Funds may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in-kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses subsequently converting the securities into cash and would bear any market risk until such securities are converted into cash. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

MARKET TIMERS

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds do not allow market timers. A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

ANTI-MONEY LAUNDERING PROGRAM

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

NET ASSET VALUE

The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:

New Year’s Day        January 1
Martin Luther King Jr. Day         Third Monday in January
Presidents’ Day        Third Monday in February
Good Friday        Friday before Easter
Memorial Day        Last Monday in May
Juneteenth National Independence Day        June 19
Independence Day        July 4
Labor Day         First Monday in September
Thanksgiving Day            Fourth Thursday in November
Christmas Day            December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the closing bid and asked price will be used.

If market quotations are not readily available or when they may not reflect the actual market value, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. Debt securities with remaining maturities of 60 days or less are valued at the last sale price reported. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices. U.S. Government and Agency Securities are valued at the mean between the most recent bid and asked prices provided by a pricing service. Other debt securities are valued at the mean between the closing bid and the asked prices provided by a pricing service. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Funds are valued in such manner as the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.

Redeemable securities issued by open-end investment companies and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Funds have adopted fair valuation procedures for use in appropriate circumstances. As part of these procedures, the Board of Trustees has designated the Adviser to serve as Valuation Designee to perform fair value determinations with respect to all of the Funds’ investments, when necessary. If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at the close of public trading on the NYSE (generally 4:00 p.m. Eastern time). Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

VALUATION OF FOREIGN SECURITIES

Under normal market conditions, the International Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of public trading on the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using the Trust’s and the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds. As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. This type of trading may dilute the value of a Fund’s shares if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established by the Trust and Adviser and subject to the oversight by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and ETFs).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using the Trust’s and Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. In certain circumstances, these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated. Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Trust’s and Adviser’s fair value procedures subject to oversight by the Board of Trustees.

CALCULATION OF NAV

The NAV per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	NAV per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2024 is as follows:

Blue Chip Growth Fund

$34,719,935	=	$48.83
711,057

Early Stage Growth Fund

$43,681,201	=	$16.16
2,703,156

Flexible Allocation Fund

$299,209,276	=	$20.87
14,334,278

Growth Fund

$89,112,990	=	$33.15
2,687,805

Growth & Income Fund

$55,069,780	=	$30.04
1,833,465

High Yield Fund

$107,240,796	=	$10.64
10,078,877

International Fund

$353,298,100	=	$22.31
15,838,097

Mid Cap Discovery Fund

$636,244,198	=	$25.50
24,954,420

Mid Cap Growth Fund

$80,729,468	=	$17.25
4,680,444

Small Cap Growth Fund

$473,215,088	=	$14.73
32,116,592

ADDITIONAL PURCHASE AND REDEMPTION POLICIES

The Funds reserve the right to:

(1)waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 30 days’ written notice to you;

(4)begin charging a fee for the telephone service and to cancel or change the service upon 30 days’ written notice to you;

(5)begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

Board Leadership Structure

The Board of Trustees is currently comprised of two Independent Trustees – Ms. Rachel F. Lupardus, and Mr. Jeffrey D. Yowell (Chairman) – and one Interested Trustee – Ms. Laura Symon Browne. Ms. Symon Browne is an interested person of the Trust by virtue of the fact that she is an employee of the Adviser.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee, and the Marketing and Distribution Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Mr. Yowell and Ms. Symon Browne are members of the Marketing and Distribution Committee.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications” (below). The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and industry practices.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President and Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Adviser reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Trust as a whole. The Adviser reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board of Trustees and who participates in the Board of Trustees’ regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures and Rule 38a-1 of the 1940 Act. The CCO regularly discusses risk issues affecting the Trust and the Funds during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

The Trust is governed by the Board of Trustees, which is responsible for protecting the interests of Fund shareholders under the laws of Delaware. The Trustees are experienced business and academic persons who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review Fund performance. The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Adviser, subject to the supervision and control of the Board of Trustees. Certain officers of the Trust are also officers of the Adviser as noted in the table below.

Trustees and Officers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND YEAR SERVICE BEGAN	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Rachel F. Lupardus 5420 West 61st Place Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015 – present.	10	None.
Jeffrey D. Yowell 5420 West 61st Place Mission, KS 66205 Year of Birth: 1967	Chairman	Indefinite term and served since December 31, 2017.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007 – present.	10	Independent Director, Butler National Corporation (aerospace and gaming management services) (2024 – present).
	Trustee	Indefinite term and served since October 2015.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND YEAR SERVICE BEGAN	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Laura Symon Browne 5420 West 61st Place Mission, KS 66205 Year of Birth: 1971	Interested Trustee(1)	Indefinite term and served since February 2023.	President and Treasurer, Buffalo Funds, 2022 – present; Principal, Head of National Broker/Dealer Key Accounts, Vanguard (financial services firm) 2013 – 2022.	10	None.
	President and Treasurer	One-year term and served since November 2022.
OFFICER
Fred Coats 5420 West 61st Place Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer	One-year term and served since May 2015.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015 – present.	N/A	N/A
	Anti-Money Laundering Officer	One-year term and served since May 2015.
	Secretary	One-year term and served since August 2019.
(1)    Ms. Symon Browne is deemed to be an “interested person” of the Funds, as that term is defined in the 1940 Act, by virtue of the fact that she is an employee of the Adviser.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

Rachel F. Lupardus. Ms. Lupardus has served as a Trustee of the Trust since October 2015, and serves as the Chair of the Audit Committee. Ms. Lupardus has been the Chief Operating Officer/Chief Financial Officer of Trozzolo Communications Group, a marketing communications agency, since March 2015. Prior to that Ms. Lupardus served as the Chief Financial Officer of KBM Group LLC, Customer Engagement, from 2014 until March 2015 and as Chief Financial Officer of DataCore Marketing LLC, an entity that was acquired by KBM Group LLC in 2007, from 2004 to 2013. Through her employment experience, Ms. Lupardus is experienced with financial, accounting, regulatory and investment matters.

Jeffrey D. Yowell. Mr. Yowell has served as a Trustee of the Trust since October 2015, and as Chairman of the Board since December 31, 2017. He has been the President and owner of Getter Farms, LLC, an agriculture and farm operation, since 2007. He also has served as an Independent Director of the Board of Directors of Butler National Corporation, an aerospace and gaming management company, since February 2024. Mr. Yowell was the owner, President and Chief Executive Officer of DataCore Marketing, LLC from 1992 – 2007. KBM Group LLC purchased DataCore Marketing, LLC in 2007; however, Mr. Yowell continued to serve as President and CEO of DataCore until 2012. Mr. Yowell served as President of KBM Group LLC in 2013. KBM and DataCore Marketing, LLC, are both marketing services companies. Through his board and employment experience, Mr. Yowell is experienced with financial, accounting, regulatory, investment and corporate governance matters.

Laura Symon Browne. Ms. Symon Browne has served as a Trustee of the Trust since February 2023, and has served as President and Treasurer of the Trust since November 2022. Ms. Symon Browne has over 30 years of experience in financial services, most recently as Principal at Vanguard – the world’s second largest investment firm. Ms. Symon Browne has previously held various senior leadership roles including leading Vanguard’s Broker Dealer Home Office Sales, Business Development Group Sales, and Arizona Retail operations. Through her employment experience, Ms. Symon Browne is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees had the following interests in the Buffalo Funds’ securities:

Name of Fund	Laura Symon Browne Interested Trustee	Rachel F. Lupardus Independent Trustee	Jeffrey D. Yowell Independent Trustee

Blue Chip Growth Fund	None	None	Above $100,000

Early Stage Growth Fund	None	None	$50,001 - $100,000

Flexible Allocation Fund	None	Above $100,000	Above $100,000

Growth Fund	None	None	Above $100,000

Growth & Income Fund	None	None	Above $100,000

High Yield Fund	None	None	$50,001 - $100,000

International Fund	None	$50,001 - $100,000	Above $100,000

Mid Cap Discovery Fund	None	$10,001 - $50,000	Above $100,000

Mid Cap Growth Fund	None	$10,001 - $50,000	Above $100,000

Small Cap Growth Fund	None	$10,001 - $50,000	Above $100,000

Name of Fund	Laura Symon Browne Interested Trustee	Rachel F. Lupardus Independent Trustee	Jeffrey D. Yowell Independent Trustee

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	None	Above $100,000	Above $100,000
(1)    Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

COMMITTEES OF THE BOARD

Audit Committee

The Trust has an Audit Committee that assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm. The Audit Committee is comprised of all of the Trust’s Independent Trustees, and Ms. Lupardus serves as the Chair of the Audit Committee. The specific functions of the Audit Commi ttee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls. The Audit Committee met three times during the Trust’s last fiscal year.

Nominating Committee

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to the full Board of Trustees for nominations for membership on all committees, review all committee assignments and periodically review the responsibilities and need for all committees of the Board of Trustees. The Nominating Committee is comprised of all of the Trust’s Independent Trustees and Mr. Yowell serves as the Chair of the Nominating Committee. In accordance with the Trust’s Nominating Committee charter, Trustees are subject to mandatory retirement during the year in which they turn 75. Exceptions to this policy and extensions of the timeframe for accepting an Independent Trustee’s resignation may be made on a case by case basis. The Nominating Committee met once during the Trust’s last fiscal year.

Qualifying Shareholders may recommend nominations for Board members. A Qualifying Shareholder is a (i) shareholder that beneficially owns more than 3% of a Fund’s outstanding shares for at least 3 years prior to submitting the recommendation to the Nominating Committee, or (ii) a group of shareholders that beneficially own, in the aggregate, more than 3% of a Fund’s shares for at least 3 years prior to submitting the recommendation to the Nominating Committee. Each Qualifying Shareholder must also provide a written notice to the Nominating Committee containing the following information:

(i)     the name and address of the Qualifying Shareholder making the recommendation;

(ii)     the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Shareholder and the length of time that such shares have been so owned by the Qualifying Shareholder;

(iii)    a description of all arrangements and understandings between such Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

(iv)    the name, age, date of birth, business address and residence address of the person or persons being recommended;

(v)    such other information regarding (i) the Qualifying Shareholder and (ii) each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

(vi)    whether the Qualifying Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act; and

(vii)    the written consent of each person recommended to be named in the Funds’ proxy statement and to serve as a Trustee of the Funds if so nominated and elected/appointed.

It is the intention of the Nominating Committee that the Qualifying Shareholder demonstrate a significant and long-term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a Qualifying Shareholder (i) during a time when no vacancy exists or is expected to exist in the near term or (ii) within 60 days of the date of a meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Marketing and Distribution Committee

The Board of Trustees has appointed a Marketing and Distribution Committee, which has the responsibility, among other things, to oversee and advise the Board on: (i) efforts to increase the Funds’ brand recognition and endorsement through various avenues including but not limited to the Funds’ website, collateral materials, social media, etc.; (ii) marketing and distribution strategies for the Funds, including competitive positioning within the marketplace; and (iii) the quantitative and qualitative effectiveness and competitiveness of the Funds’ marketing strategies and expenditures. The Marketing and Distribution Committee meets as often as deemed necessary. The Marketing and Distribution Committee may invite members of KCM and/or external marketing experts/resources to attend its meetings, as it deems appropriate. Currently, Mr. Yowell and Ms. Symon Browne are the members of the Marketing and Distribution Committee. The Marketing and Distribution Committee met two times during the Trust’s last fiscal year.

COMPENSATION AND REIMBURSEMENT OF OUT-OF-POCKET EXPENSES

The Funds do not directly compensate any Trustee for their normal duties and services. U.S. Bank Global Fund Services (“Fund Services”) directly pays Independent Trustee fees to the Independent Trustees from its share of the management fee that it receives from KCM.

The Independent Trustees are paid an annual retainer plus a per Fund and per meeting fee. The Chair of the Board and Audit Committee also receive additional annual compensation. The Board of Trustees generally meets four times each year.

In addition, the Funds are directly responsible for payment of out-of-pocket expenses incurred by the Independent Trustees for travel, meals, lodging and similar items in connection with attendance at conferences or Board meetings. Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Funds. Payment of out-of-pocket expenses is allocated equally among the Funds.

Ms. Symon Browne, who is an interested Trustee due to her employment with the Adviser, is compensated by the Adviser and not by the Funds.

The following table shows the total amount of compensation paid to each Independent Trustee for overseeing each Buffalo Fund, including fees paid on behalf of the Funds by Fund Services and out-of-pocket expenses paid directly by the Funds, for the fiscal year ended March 31, 2024:

Compensation Table
Name of Person, Position	Aggregate Compensation Paid on behalf of Buffalo Funds by Fund Services	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Amount of Compensation
Philip J. Kennedy, Independent Trustee(1)	$92,000(2)	None	None	$94,421(2)
Rachel F. Lupardus, Independent Trustee	$87,000	None	None	$87,000
Jeffrey D. Yowell, Independent Trustee	$97,000	None	None	$97,000
(1)     Mr. Kennedy retired as a Trustee of the Trust effective February 20, 2025.
(2)     During the fiscal year ended March 31, 2024, Mr. Kennedy incurred out-of-pocket expenses in the amount of $2,421 that were paid directly by the Funds based on each Fund’s asset size.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Funds disclose a complete list of their portfolio holdings four times in each fiscal year, within 60 days of the end of each fiscal quarter. The Funds file the lists with the SEC on Part F of Form N-PORT, and the semi-annual and annual reports to shareholders are mailed to all shareholders of record. Shareholders may view Part F of the Funds’ Form N-PORT on the SEC’s web site at www.sec.gov.

The Board of Trustees has approved ongoing arrangements with service providers, whereby current portfolio holdings information is made available to such service providers. These service providers are Fund Services, the Funds’ administrator, accountant and transfer agent; U.S. Bank, National Association, the Funds’ custodian; Cohen & Company, Ltd., the independent registered public accounting firm; and

Godfrey & Kahn, S.C., outside legal counsel and counsel to the Independent Trustees; and Harborside Group, the Funds’ sales and marketing support firm. The Funds may also disclose holdings information to financial printers or proxy voting services. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process. No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Funds’ CCO determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed. Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

Any Fund officer may provide the Funds’ portfolio holdings to a rating and ranking organization, such as Lipper or Morningstar, without limitation, contemporaneously with or after such information is publicly available on the Funds’ website, or as disclosed in a required filing with the SEC including the same data.

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ CCO and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. In the event of a conflict between the interests of the Fund and the interests of the Adviser, the Funds’ CCO shall make a determination in the best interests of the Funds and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the Funds’ portfolio disclosure policy on an annual basis.

INVESTMENT ADVISER AND MANAGER

Kornitzer Capital Management, Inc. (“KCM”) serves as the Funds’ investment adviser and manager. KCM is a federally registered investment advisory firm that was founded in 1989.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business. John C. Kornitzer is the majority stockholder of the firm and serves as the Chairman of KCM’s Board of Directors. Joseph C. Neuberger serves as President of KCM.

KCM serves as investment adviser and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds. In this respect, KCM has entered into a Master Services Agreement with Fund Services pursuant to which Fund Services provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of Fund Services.

As compensation for its services, each Fund (other than the Blue Chip Growth Fund, Early Stage Growth Fund, Growth Fund and Growth & Income Fund) pays KCM a fee at the annual rate of 0.85% of each Fund’s average daily net assets. The Blue Chip Growth Fund, Growth Fund and Growth & Income Fund pay KCM a fee at the annual rate of 0.75% of each Fund’s average daily net assets. The Early Stage Growth Fund pays KCM a fee at the annual rate of 1.30% of the Fund’s average daily net assets.

KCM pays Fund Services a fee of 0.30% of each Fund’s (other than the Blue Chip Growth Fund, Growth Fund and Growth & Income Fund) average daily net assets out of the fees KCM receives from the Funds. KCM pays Fund Services a fee of 0.25% of the Blue Chip Growth Fund, Growth Fund and Growth & Income Funds’ average daily net assets out of the fees KCM receives from the Funds. Both KCM’s and Fund Services’ fees are computed daily, and the Funds pay KCM’s fees monthly.

With respect to the Small Cap Growth Fund only, the annual management fee rate of 0.85% of the Small Cap Growth Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to Fund Services is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Small Cap Growth Fund to KCM and the fees paid by KCM to Fund Services are set forth in the following table:

Small Cap Growth Fund Fee Breakpoints
	(as a % of average daily net assets)
Asset Level	Management Fee	Fund Services Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

For the past three fiscal years, the following management fees were paid by the Funds to KCM:

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$798,990	$697,290	$904,830
Early Stage Growth Fund	$1,027,562	$1,192,322	$1,762,739
Flexible Allocation Fund	$3,874,039	$4,072,323	$3,825,034
Growth Fund	$1,174,797	$1,130,362	$1,585,640
Growth & Income Fund	$997,384	$858,836	$843,450
High Yield Fund	$3,097,543	$2,428,818	$2,493,677
International Fund	$6,873,930	$4,497,848	$5,209,880
Mid Cap Discovery Fund	$7,092,947	$8,880,149	$14,696,008
Mid Cap Growth Fund	$1,210,490	$1,218,823	$1,651,850
Small Cap Growth Fund	$6,354,409	$7,219,447	$9,798,514

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group,

LLC d/b/a ACA Group, is a Delaware limited liability company located at Three Canal Plaza, Suite 100, Portland, ME 04101, and serves as the principal underwriter for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor will distribute the shares on a best-efforts basis. During the last three fiscal years, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures. These codes of ethics are on file with the SEC.

PROXY VOTING POLICY

The Board has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies relating to portfolio securities held by the Funds, subject to Board oversight. Such policy provides that it is the policy of the Funds to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Funds. At least annually, the Adviser presents to the Board its proxy voting policies and procedures and a record of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period. With respect to those proxies the Adviser has identified as involving conflicts of interest, the Adviser is required to submit a separate report indicating the nature of the conflict of interest and how it was resolved.

When voting proxies, the Adviser’s primary concern is to make decisions in the best interests of its clients, which are intended to enhance the economic value of the assets of clients’ accounts. Generally, the Adviser votes against management proposals not in the shareholders’ best interest, which may include: issues regarding the issuer’s board entrenchment and anti-takeover measures; provisions providing for cumulative voting rights; and election of directors who sit on more than five boards. The Adviser votes in favor of routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will normally be voted with management. Where a proxy proposal raises a material conflict between the Adviser’s interests and its clients’ interests, to the extent the Adviser has little or no discretion to deviate from its proxy guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy. To the extent that the Adviser has discretion to deviate from its proxy guidelines with respect to the proposal in question, the Adviser discloses the conflict to the clients and obtains each client’s consent to the proposed vote prior to voting the securities. If clients do not respond to such a conflict and disclosure request or deny the request, the Adviser will abstain from voting the securities held by such clients.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1-800-49-BUFFALO (1-800-492-8332), or by accessing the SEC’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, National Association (the “Custodian”), an affiliate of Fund Services located at 1555 North

River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202, serves as counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

ADMINISTRATOR

The Adviser has retained Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For the past three fiscal years, the following fees for administration and accounting services were paid by KCM to Fund Services under the Master Services Agreement:

Fiscal Year Ended March 31,
2024	2023	2022
$2,594,123	$1,976,925	$1,278,606

TRANSFER AGENT

The Adviser has retained Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, to serve as the transfer agent for the Funds. The transfer agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchases and redemptions of each Fund’s shares; acting as distribution disbursing agent; and performing other accounting and shareholder service functions.

PORTFOLIO MANAGERS OF THE FUNDS

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff. Descriptions of the portfolio managers’ education, training, and experience are provided in the Prospectus.

Other Accounts Managed by Portfolio Managers

The following table identifies, for each portfolio manager of each Fund, the number of other accounts managed (including other Buffalo Funds managed by the same manager), and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Funds’ portfolio managers do not provide day-to-day management of accounts with performance-based advisory fees. Information in the table is shown as of March 31, 2024 (except as otherwise noted). Asset amounts are approximate and have been rounded.

	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets

Blue Chip Growth Fund
Ken Laudan	0	N/A	0	N/A	0	N/A

Early Stage Growth Fund
Craig Richard	1	$705.8 million	0	N/A	0	N/A
Doug Cartwright	2	$991.2 million	0	N/A	0	N/A

Flexible Allocation Fund
John Kornitzer	0	N/A	0	N/A	4,839	$3.5 billion
Paul Dlugosch	2	$612.1 million	0	N/A	0	N/A

Growth Fund
Dave Carlsen	2	$991.2 million	0	N/A	0	N/A
Josh West	2	$991.2 million	0	N/A	0	N/A

Growth & Income Fund
Paul Dlugosch	2	$936.9 million	0	N/A	0	N/A
Jeff K. Deardorff	1	$447.5 million	0	N/A	0	N/A
Jeffrey Sitzmann	1	$447.5 million	0	N/A	0	N/A

High Yield Fund
Paul Dlugosch	2	$654.0 million	0	N/A	0	N/A
Jeffrey Sitzmann	1	$164.5 million	0	N/A	0	N/A
Jeff K. Deardorff	1	$164.5 million	0	N/A	0	N/A

International Fund
Nicole Kornitzer	0	N/A	0	N/A	0	N/A

Mid Cap Discovery Fund
Dave Carlsen	2	$336.0 million	0	N/A	0	N/A

	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Doug Cartwright	2	$235.3 million	0	N/A	0	N/A
Josh West	2	$336.0 million	0	N/A	0	N/A

Mid Cap Growth Fund
Josh West	2	$1,013.1 million	0	N/A	0	N/A
Doug Cartwright	2	$912.4 million	0	N/A	0	N/A
Dave Carlsen	1	$1,013.1 million	0	N/A	0	N/A

Small Cap Growth Fund
Robert Male	0	N/A	0	N/A	0	N/A
Craig Richard	1	$78.2 million	0	N/A	0	N/A

(1)Some Buffalo Fund portfolio managers manage multiple portfolios within the Buffalo Funds series of mutual funds. All accounts listed in the category “Registered Investment Companies” are Buffalo Funds. The portfolio managers do not manage portfolios for any other registered investment companies except the Buffalo Funds.

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2024 (except as otherwise noted):

Portfolio Manager	Dollar Range in Portfolio

Blue Chip Growth Fund
Ken Laudan	$50,001 - $100,000

Early Stage Growth Fund
Craig Richard	$100,001 - $500,000
Doug Cartwright	$100,001 - $500,000

Flexible Allocation Fund
John Kornitzer	Over $1,000,000
Paul Dlugosch	$100,001 - $500,000

Growth Fund
Dave Carlsen	$100,001 - $500,000
Josh West	$100,001 - $500,000

Growth & Income Fund
Paul Dlugosch	$100,001 - $500,000
Jeff K. Deardorff	$100,001 - $500,000
Jeffrey Sitzmann	$100,001 - $500,000

High Yield Fund
Paul Dlugosch	$100,001 - $500,000
Jeffrey Sitzmann	$100,001 - $500,000
Jeff K. Deardorff	$100,001 - $500,000

International Fund
Nicole Kornitzer	$500,001 - $1,000,000

Mid Cap Discovery Fund
Dave Carlsen	$500,001 - $1,000,000
Doug Cartwright	$50,001 - $100,000
Josh West	$50,001 - $100,000

Mid Cap Growth Fund
Josh West	$100,001 - $500,000
Doug Cartwright	$50,001 - $100,000
Dave Carlsen	$100,001 - $500,000

Small Cap Growth Fund
Robert Male	$500,001 - $1,000,000
Craig Richard	$100,001 - $500,000

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple accounts, including the Funds. A portfolio manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account. Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Adviser and the portfolio managers have a fiduciary duty to place the interests of clients first, before their own interests. Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed. When a portfolio manager determines, based on each Fund or account’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Trade Practices. Portfolio managers follow certain trade practices in executing and processing trades for multiple accounts. Portfolio managers may be deemed to have conflicts of interest to the extent the trade practices result in better execution and performance in certain accounts. Portfolio managers monitor and modify the trade practices to avoid the potential for conflicts of interest and to act in the best interest of all Funds and accounts to the fullest extent possible over time. Because multiple factors influence execution beyond their control, portfolio managers may be unable to minimize the effects of the trade practices on execution and different execution results may occur as among accounts. The trade practices may cause varying account performance. Advice and actions taken for one account will differ from advice and the time and nature of actions for other accounts. Transactions in a specific security may not be accomplished for all accounts at the same price and at the same time.

Trade Aggregation. When the same investment decisions are made for multiple accounts, the portfolio managers aggregate trades for execution to achieve better and more efficient execution and more consistent results across accounts. Portfolio managers may not aggregate trades if reduced costs may not be achieved because administrative and other costs may be imposed. Portfolio managers use their discretion in aggregating trades.

Aggregated trades are allocated among accounts based on the orders designated for the accounts. Orders may be designated for accounts according to a percentage of the account or on a round lot basis as to each individual account. Upon execution, aggregated trades are processed back into accounts according to the original orders and further dependent on the manner of execution. An aggregated order executed in full is placed back into all accounts, with each account receiving the average execution price and sharing in transaction costs on pro rata basis. If an aggregated trade is executed in a series of transactions, the transactions are processed back into accounts on a pro rata basis according to the relative sizes of the orders placed or on a rotational basis. Sequencing delays and market impact costs may occur among accounts if an aggregated trade is executed in a series of transactions.

Portfolio managers may also process aggregated orders back into accounts in any other manner they deem equitable and consistent with the fiduciary duty to the Funds and other clients. Order processing is also subject to available cash, account restrictions, and all relevant investment considerations.

To the extent portfolio managers designate investments for accounts based on a percentage of account size, when orders are processed on a pro rata basis according to the original relative order sizes, larger accounts have their orders processed first back into their accounts prior to smaller accounts. Variances in execution between larger and smaller accounts may result. Smaller accounts may receive investments at different times and amounts and may not receive all the same investments as larger accounts. Investment performance among relatively larger and smaller accounts may vary, particularly during periods of relatively higher volatility of performance in accounts.

When portfolio managers process trades on a rotational basis, they process orders among accounts so that all accounts receive a certain minimum amount and then pro rata according to the original orders placed. If an account does not receive the full amount designated for it in any aggregated trade, the account remains eligible for the next order processed or for the next similar investment subsequently placed.

An aggregated trade may be executed in a series of transactions depending on the security, market conditions, and the characteristics of the aggregated trade. When portfolio managers place market limit orders, an aggregated order may not be executed in full. As an order is executed, if the price increases beyond the desired level for the investment, execution of the remaining order may be terminated or postponed.

Portfolio managers may impose minimum transaction sizes for processing orders back into accounts and not process orders into accounts below the minimum transaction size. Imposition of minimum transaction sizes may cause smaller accounts not to receive any amount of an order and larger accounts to receive their complete order when orders are processed on a pro rata basis. To minimize the impact of minimum transaction sizes, portfolio managers may process trades at the lowest minimum transaction size necessary to cause all accounts to receive part of a trade. Portfolio managers may vary the minimum transaction size depending on the actual trade being executed, the accounts aggregated in a trade, the manner of execution and other equitable factors.

Significant administrative difficulties exist in executing transactions in lesser amounts, causing hardships for the custodians in timely settlement and payment, tax considerations, income projections and general administrative burdens. Minimum transaction sizes may be increased because of costs and other factors emanating from account custodians. If the amount of a minimum transaction would be so small that it would provide no material benefit to the account or present difficulty in effecting an advantageous position, portfolio managers may impose higher minimum transaction sizes. Minimum transaction sizes may also be increased during times of more active trading in the accounts and based on investment considerations.

Disparate Account Sizes. The relative sizes of certain Buffalo Funds and other accounts following the same or similar strategy are disparate. To the extent these account sizes vary more significantly, different trade consequences, varying performances and other unforeseen circumstances may result. For example, when portfolio managers aggregate trades of “small cap” strategy accounts with the Small Cap Growth Fund, and if trades are executed in a series of transactions and processed back into accounts on a pro rata basis, the Small Cap Growth Fund receives its trades first before the small cap strategy accounts that are relatively much smaller in size. If portfolio managers impose minimum transaction sizes in the pro rata processing of a trade back into accounts according to size, the available shares for processing into smaller accounts may be less than the minimum transaction size. Only the larger accounts may receive shares in such a transaction processed on a pro rata basis. Varying execution and performance may result.

Portfolio managers monitor these trade practices for the accounts, and modify them as conditions warrant, to be in the best interest of all Funds and accounts. Portfolio managers may impose rotational participation and minimum transaction sizes small enough to have all accounts participate, if necessary, in processing orders executed such that all accounts participate on a more equitable basis.

Limited Investment Opportunities. All Funds and other accounts receive different investments according to their investment needs, objectives, and their risk profiles. In certain instances, an investment opportunity may be limited in availability for all accounts with similar investment requirements. Portfolio managers endeavor to allocate limited unique investment opportunities among accounts fairly over time and based on factors particular to each account. When making allocations of limited investment opportunities, portfolio managers consider the investment needs, objectives, risk profiles, cash levels, tax considerations and other holdings in the account. After considering the individual factors associated with the accounts, investment opportunities bearing similar investment characteristics are allocated among accounts having similar investment requirements on a rotational basis to the fullest extent possible.

Portfolio managers place initial public offerings in the Buffalo Funds, certain strategy accounts and collective trust funds they manage if an initial public offering fits within a defined investment strategy of a particular Fund, strategy account or collective trust fund and is a good investment within the Fund, strategy account or collective trust fund mix. Based on these accounts’ relative larger sizes, flexibility in trading activity and lesser tax considerations, initial public offerings are appropriate for the Buffalo Funds, certain strategy accounts and the collective trust funds. Portfolio managers reevaluate the suitability of initial public offerings for all the accounts as market conditions and the nature, characteristics and risk of initial public offerings may change. If in the best interests of the accounts, the Adviser modifies the policies according to then current conditions.

Personal Accounts. The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The Funds and the Adviser have adopted a code of ethics that they believe contains provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

The following is a description of the Adviser’s portfolio manager compensation as of March 31, 2024. Portfolio manager compensation primarily consists of a modest fixed base salary and a larger bonus. Bonuses are determined annually on individual performance and contribution to the firm, performance of funds and accounts managed, and success of the firm overall. A majority of a portfolio manager’s bonus is tied to the overall performance of their respective Funds that they manage based upon relative performance against the primary benchmark and the Morningstar peer group and is measured on a one, three, and five-year basis, or such shorter time as the portfolio manager has managed a Fund, as applicable, with greater weight given to long-term performance. In addition, other factors impacting the portfolio manager’s bonus include the individual contribution of his/her investment ideas within the portfolios managed and the personal contribution to other portfolios for which they provide analytical support across the firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

A principal shareholder is any person who owns of record, or beneficially, 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially, or through controlled companies, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of June 30, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding investor and institutional shares of each Fund. As of June 30, 2024, the following shareholders were considered to be either a control person or principal shareholder of each Class of each Fund:

Blue Chip Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	38.89%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	13.52%	Record

Blue Chip Growth Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	74.93%	Record

Early Stage Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	35.22%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	19.17%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.63%	Record

Early Stage Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	68.96%	Record

Flexible Allocation Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	47.28%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	33.19%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	5.20%	Record

Flexible Allocation Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	83.25%	Record

Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	37.63%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	17.97%	Record

Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	68.55%	Record

Growth & Income Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	30.59%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	26.87%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	19.78%	Record

Growth & Income Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	86.96%	Record

High Yield Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	39.65%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	20.81%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	15.84%	Record

High Yield Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	64.02%	Record

High Yield Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	9.50%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	9.12%	Record
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	7.56%	Record

International Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	52.40%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	17.74%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	15.45%	Record

International Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	20.86%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	20.42%	Record

International Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	17.09%	Record
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	12.44%	Record
Raymond James Omnibus for Mutual Funds House Account Firm 92500015 880 Carillon Parkway St. Petersburg, FL 33716-1100	8.77%	Record
Firtan & Co. P.O. Box 1806 800 Poyntz Avenue Manhattan, KS 66505-1806	5.47%	Record

Mid Cap Discovery Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	45.43%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	24.99%	Record
Morgan Stanley Smith Barney LLC For Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, NY 10004-1932	6.62%	Record

Mid Cap Discovery Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	37.97%	Record

Mid Cap Discovery Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16.63%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	13.22%	Record

Mid Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	39.75%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	30.19%	Record

Mid Cap Growth Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	73.90%	Record

Small Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	22.17%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	19.61%	Record

Small Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	6.17%	Record

Small Cap Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	38.55%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	7.20%	Record
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	7.08%	Record
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3710	6.88%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	5.46%	Record

* The majority beneficial owner of Great Plains Trust Company is an irrevocable trust of which John C. Kornitzer serves as co-trustee; therefore, Mr. Kornitzer is considered a principal shareholder in several of the Funds.

MANAGEMENT OWNERSHIP OF THE FUNDS

As of December 31, 2023, neither the Independent Trustees, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees, nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

DISTRIBUTIONS AND TAXES

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Distributions of Investment Company Taxable Income. The Funds receive income generally in the form of dividends, interest, net short-term capital gain and net gain from foreign currency transactions on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its “investment company taxable income,” from which distributions may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than amounts attributable to and reported as qualified dividend income) will be taxable to you at ordinary income rates, whether you receive them in cash or in additional Fund shares. For non-corporate shareholders, distributions attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by such shareholders. See the discussion below under the heading, “Qualified Dividend Income for Non-corporate Shareholders.”

Distributions of Net Capital Gain. A Fund may realize capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of investment company taxable income, which includes net short-term capital gain (the excess of net short-term capital gain over net long-term capital loss) will be taxable to you as ordinary income, as described above. Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to you as long-term capital gain regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryforward) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Qualified Dividend Income for Non-Corporate Shareholders. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may be attributable to and reported as qualified dividend income, which is currently eligible for taxation at long-term capital gain rates for federal income tax purposes. Qualified dividend income treatment is generally available for Fund distributions of investment company taxable income attributable to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the shareholder must meet certain holding period requirements to qualify for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution becomes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the next dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income designated as qualified dividend income is currently taxed at the same rates applicable to long-term capital gains, such income will not be considered as long-term capital gain for other federal income tax purposes. For example, you generally will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be treated as investment income in determining your allowable investment interest expense. For other limitations on the amount or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its distributions of investment company taxable income attributable to qualified dividend income. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its distributions of investment company taxable income as qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the distributions of investment company taxable income paid by a Fund may qualify for the dividends-received deduction. The portion of such distributions paid by a Fund that so qualifies will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund directly or indirectly from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation. Either none, or only a nominal portion, of the distributions paid by the High Yield Fund and International Fund will be eligible for the dividends-received deduction because such Funds invest primarily in debt instruments and/or foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if a corporate shareholder’s Fund shares are debt-financed or held for less than a 46-day period, then the dividends-received deduction for Fund distributions may also be reduced or eliminated.

Returns of Capital. If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares (on which the distribution was received) are ultimately sold, exchanged or redeemed. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Pass-Through of Foreign Tax Credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, such Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you must include in your gross income your proportionate share of foreign taxes paid by the Fund, and accordingly such Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these foreign taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your income tax return if the Fund makes this election. Your tax reporting of any foreign dividends designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their income tax returns.

PFIC Securities. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income or 50% or more of its average assets (by value) produce, or are held for the production of, passive income. When investing in PFIC securities, each Fund intends to elect to mark-to-market these securities and recognize any unrealized gains at the end of the Fund’s fiscal and excise tax years. Deductions for unrealized losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities or received any dividends therefrom. Dividends paid by PFICs to the Funds are not qualified dividend income, and the Fund will not be able to designate distributions to you of PFIC dividends as qualified dividend income, which is currently eligible for the reduced rates of federal income tax applicable to long-term capital gains. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed by the Fund to its shareholders. Additional charges in the nature of non-deductible interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will report to you the federal income tax status of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you amounts of investment company taxable income or net capital gain that are not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record, but paid in January of the following calendar year, are taxable to you as if they were received on December 31.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders. If a Fund retains any net capital gain and pays federal income tax on such gain, it may elect to treat all, or a portion of, such gain as having been distributed to shareholders. Each shareholder who holds Fund shares at the end of the Fund’s taxable year (i) will be taxed on such deemed net capital gain distributions, (ii) will be entitled to a credit or refund for such shareholder’s pro rata share of the federal income taxes paid by the Fund with respect to its undistributed net capital gain, and (iii) will be entitled to a corresponding increase to the adjusted basis of such shareholder’s Fund shares.

If a Fund fails to qualify as a RIC and fails to obtain relief from such failure, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would generally be taxed as dividend income to the extent of such Fund’s then-current and accumulated earnings and profits. In the event that a Fund fails to qualify as a RIC and does not obtain relief from such failure, shareholders will generally earn lower after-tax returns than if the Fund had been taxed as a RIC.

In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)    A Fund must maintain a diversified portfolio of securities, such that at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships;

(ii)    A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)    A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for its taxable year.

Excise Tax Distribution Requirements. As a RIC, each Fund is required to distribute its ordinary income and capital gain net income on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions. To avoid a federal excise tax of 4.0%, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received on December 31) but can give no assurances that their distributions will be sufficient to eliminate all taxes at the Fund level.

Post-October losses. Because the periods for measuring a RIC’s income are different for federal excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a RIC that uses October 31 as the measurement period for distributing capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the RIC likely would have insufficient earnings and profits for that taxable year to support the treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat certain net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1). Each Fund generally intends to make such election to defer post-October losses.

Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal income tax purposes. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less.

Sales, Exchanges or Redemptions at a loss within six months of purchase. Any loss incurred on a sale, exchange or redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain distributed to you or deemed to be distributed to you by the Fund on those shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.

Wash sales. All or a portion of any loss that you realize on a sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of distributions or otherwise) within 30 days before or after your share sale, exchange or redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities. Income earned on certain U.S. government obligations is generally exempt from state and local income taxes if earned directly by you. States generally grant tax-free status to distributions paid by a Fund attributable to interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income earned on investments in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment at the state level. The rules on exclusion of this income are generally different for corporations.

Net Investment Income Tax Imposed on Certain Income. Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Investment income generally consists of passive income, including interest, dividends, annuities, royalties, rents and capital gains. Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized upon the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.

REITs. In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend, or part of a dividend, paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. The IRS and Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions), defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of Fund distributions.

Cost Basis Reporting. Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when they redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”). Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when you sell, exchange or redeem less than your entire holding of the Fund shares and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect an IRS-approved cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your Fund shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold shares of a Fund through a financial intermediary or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Backup Withholding. By law, a Fund must withhold a portion of your distributions and sales proceeds unless you:

•    provide your correct Social Security or other taxpayer identification number,
•    certify that this number is correct,
•    certify that you are not subject to backup withholding, and
•    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When backup withholding is required, the amount withheld will be 24% of any distributions or proceeds paid (such backup withholding rate may change if federal income tax rates change). The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S.-source dividends, including on distributions of investment company taxable income paid to you by a Fund, subject to exemptions for net capital gain, as described below. However, notwithstanding such exemption from U.S. withholding at the source, any distributions of investment company taxable income and net capital gain, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not subject to backup withholding (such backup withholding rate may change if federal income tax rates change).

If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Distributions of Net Capital Gain. In general, for non-U.S. investors, exemptions from U.S. withholding tax are generally provided for capital gains realized on the sales of Fund shares, and if properly reported by the Fund, capital gain dividends paid by the Fund from net long-term capital gains and short-term capital gain dividends paid by the Fund from net short-term capital gains (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more (as calculated pursuant to a special formula) during the taxable year. It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, short-term capital gain dividends. Additionally, the Fund’s reporting of short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% (such backup withholding rate may change if federal income tax rates change) and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN or W-8BEN-E (or other applicable Form W-8) to establish that he or she is not a U.S. person, to claim that he or she is the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8BEN or W-8BEN-E will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding under FATCA. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Capital Loss Carryforward. Each Fund may carry forward its net capital losses, if any, indefinitely and net capital losses generally retain their character as short-term or long-term. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses. As of March 31, 2024, the Buffalo Funds had the following capital loss carryovers available to offset future taxable capital gains:

Name of Fund	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover

Blue Chip Growth Fund	$—	$—	$—
Early Stage Growth Fund	2,175,867	7,395,488	9,571,355
Flexible Allocation Fund	—	—	—
Growth Fund	—	—	—
Growth & Income Fund	—	—	—
High Yield Fund	1,096,580	11,402,105	12,498,685
International Fund	—	524,326	524,326
Mid Cap Discovery Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Small Cap Growth Fund	87,791,750	25,864,700	113,656,450

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2024 Annual Report to Shareholders, are incorporated herein by reference. Unaudited reports to shareholders will be published at least semi-annually.